UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2015

DUNKIN’ BRANDS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35258	20-4145825
(Commission File Number)	(IRS Employer Identification Number)
130 Royall Street
Canton, Massachusetts 02021
(Address of registrant’s principal executive office)
(781) 737-3000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On January 12, 2015, Dunkin’ Brands Group, Inc. (the “Company”) issued a press release including domestic development results for the fiscal year ended December 27, 2014 and domestic development projections for fiscal 2015. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

In addition, the investor presentation referred to below includes Dunkin’ Donuts and Baskin-Robbins domestic comparable store sales results for the fourth quarter and fiscal 2014 and international development results for fiscal 2014. Such portions of the presentation are hereby incorporated by reference into this Item 2.02.
Item 7.01 Regulation FD Disclosure.
Beginning on January 12, 2015, the Company intends to use the presentation furnished herewith, or portions thereof, in one or more meetings with investors and analysts. The presentation will also be available online at http://investor.dunkinbrands.com as of January 12, 2015. A copy of the presentation is furnished as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this report, including the exhibits attached hereto, are being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release of Dunkin’ Brands Group, Inc. dated January 12, 2015.

99.2	Investor Presentation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNKIN’ BRANDS GROUP, INC.

By:	/s/ Nigel Travis
Nigel Travis
Chairman and Chief Executive Officer
Date: January 12, 2015